Exhibit 99.3

BANKFINANCIAL CORPORATION

FOURTH QUARTER 2007

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

PERFORMANCE MEASUREMENTS:

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
Return on assets (ratio of net income to average total assets) (1)	0.25%	0.59%	0.61%	0.42%	0.30%
Return on equity (ratio of net income to average equity) (1)	1.23	2.90	3.01	2.03	1.48
Net interest rate spread (1)	3.02	2.91	2.88	2.98	2.91
Net interest margin (1)	3.80	3.76	3.74	3.84	3.74
Efficiency ratio	92.05	77.38	80.79	81.66	93.01
Noninterest expense to average total assets (1)	3.86	3.26	3.28	3.31	3.82
Average interest-earning assets to average interest-bearing liabilities	130.01	130.11	131.30	132.31	131.53
Offices	18	18	18	18	18
Employees (full time equivalents)	425	416	418	425	438

SUMMARY INCOME STATEMENT:

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
Total interest income	$21,925	$23,124	$23,111	$23,793	$23,867
Total interest expense	8,880	9,899	9,760	9,765	9,854

Net interest income before provision	13,045	13,225	13,351	14,028	14,013
Provision (credit) for loan losses	10	460	(354)	581	(537)

Net interest income	13,035	12,765	13,705	13,447	14,550
Noninterest income	2,502	2,777	2,327	2,042	2,533
Noninterest expense	14,311	12,383	12,666	13,122	15,390

Income before income tax	1,226	3,159	3,366	2,367	1,693
Income tax expense	297	922	1,028	716	486

Net income	$929	$2,237	$2,338	$1,651	$1,207

Basic earnings per common share	$0.05	$0.11	$0.11	$0.08	$0.06

Diluted earnings per common share	$0.05	$0.11	$0.11	$0.08	$0.06

NONINTEREST INCOME AND EXPENSE:

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
Noninterest Income:
Deposit service charges and fees	$915	$938	$918	$835	$1,022
Other fee income	484	495	499	461	507
Insurance commissions and annuities income	287	251	225	244	378
Gain on sales of loans	34	43	1	48	61
Gain (loss) on sales of investment securities	—	399	—	—	(43)
Gain on disposition of premises and equipment	(4)	—	7	6	1
Loan servicing fee income	204	182	214	211	227
Amortization and impairment of servicing assets	(64)	(131)	(106)	(95)	(121)
REO operations	(13)	(4)	—	—	1
Earnings on bank-owned life insurance	231	219	135	—	—
Other	428	385	434	332	500

Total noninterest income	$2,502	$2,777	$2,327	$2,042	$2,533

Noninterest Expense:
Compensation and benefits	$8,206	$7,773	$7,860	$8,437	$10,674
Office occupancy and equipment	1,615	1,428	1,399	1,507	1,416
Advertising	320	409	455	228	243
Data processing	848	821	823	749	855
Supplies, telephone and postage	572	485	484	568	560
Amortization of intangibles	464	469	469	477	489
Visa Settlement	1,240	—	—	—	—
Other	1,046	998	1,176	1,156	1,153

Total noninterest expenses	$14,311	$12,383	$12,666	$13,122	$15,390

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SUMMARY BALANCE SHEET:

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
ASSETS:
Cash	$28,279	$30,694	$32,071	$35,357	$38,286
Interest-bearing deposits and short-term investments	669	14,003	33,887	30,947	29,051
Securities available for sale, net	77,049	67,686	69,085	106,884	117,853
Loans held for sale	173	2,031	620	143	298
Loans receivable, net	1,253,999	1,276,303	1,282,645	1,298,489	1,330,091
Federal Home Loan Bank stock	15,598	15,598	15,598	15,598	15,598
Premises and equipment	34,487	34,171	34,437	34,571	35,005
Intangible assets	30,335	30,799	31,268	31,750	32,227
BOLI	19,585	19,354	19,135	—	—
Other assets	20,370	14,157	13,182	13,382	14,889

Total assets	$1,480,544	$1,504,796	$1,531,928	$1,567,121	$1,613,298

LIABILITIES AND EQUITY:
Deposits	$1,073,650	$1,098,541	$1,105,237	$1,105,846	$1,129,585
Borrowings	96,433	81,138	100,862	134,300	138,148
Other liabilities	19,324	21,496	18,917	17,388	19,550

Total liabilities	1,189,407	1,201,175	1,225,016	1,257,534	1,287,283
Stockholders’ equity	291,137	303,621	306,912	309,587	326,015

Total liabilities and stockholders’ equity	$1,480,544	$1,504,796	$1,531,928	$1,567,121	$1,613,298

CAPITAL RATIOS:

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
BankFinancial Corporation:
Equity to total assets (end of period)	19.66%	20.18%	20.03%	19.76%	20.21%
Tangible equity to tangible total assets (end of period)	17.95	18.51	18.37	18.10	18.58

BankFinancial FSB:
Risk-based total capital ratio	16.74	19.07	20.26	20.64	20.09
Risk-based tier 1 capital ratio	15.93	18.22	19.43	19.74	19.26
Tier 1 leverage ratio	13.95	15.16	15.94	15.51	15.05

Stock repurchases—$ (000’s)	$5,273	$5,643	$3,780	$19,261	$3,960
Stock repurchases—shares	335,900	377,406	232,643	1,131,974	226,600

COMMON STOCK AND DIVIDENDS:

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
Stock Prices:
Close	$15.82	$15.82	$15.45	$16.27	$17.81
High	16.67	16.39	16.75	17.98	18.50
Low	14.54	13.01	15.45	16.10	17.23

Cash dividends paid	$0.07	$0.07	$0.07	$0.07	$0.06

DEPOSITS:

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
Non-interest-bearing demand	$111,554	$111,772	$126,304	$122,422	$134,097
Interest-bearing NOW	306,517	297,589	282,300	277,683	274,391
Money market	250,682	266,737	262,265	258,400	260,796
Savings	97,280	101,176	107,030	114,793	114,851
Certificates of deposit—Retail	305,610	314,450	317,946	321,444	323,957
Certificates of deposit—Wholesale	2,007	6,817	9,392	11,104	21,493

Total certificates of deposit	307,617	321,267	327,338	332,548	345,450

Total deposits	$1,073,650	$1,098,541	$1,105,237	$1,105,846	$1,129,585

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
LOANS:
One- to four-family residential real estate	$345,245	$373,830	$381,447	$391,759	$397,545
Multi-family mortgage loans	291,395	288,883	291,963	299,566	297,131
Nonresidential real estate	325,885	326,368	321,943	314,275	320,729
Construction and land loans	64,483	61,482	68,024	68,742	85,222
Commercial loans	83,233	80,358	84,410	90,103	89,346
Commercial leases	144,841	145,761	134,217	134,327	139,164
Consumer loans	3,506	4,009	4,697	3,531	4,045
Other loans (including municipal)	4,544	4,544	4,544	4,752	4,959

Total loans	1,263,132	1,285,235	1,291,245	1,307,055	1,338,141
Loans in process	(168)	(63)	(87)	154	148
Net deferred loan origination costs	2,086	2,211	2,266	2,402	2,424
Allowance for loan losses	(11,051)	(11,080)	(10,779)	(11,122)	(10,622)

Loans, net	$1,253,999	$1,276,303	$1,282,645	$1,298,489	$1,330,091

CREDIT QUALITY RATIOS:

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
Nonperforming Loans and Assets:
Nonperforming loans	$12,058	$9,557	$9,720	$8,759	$9,226
Real estate owned	820	252	—	—	—

Nonperforming assets	$12,878	$9,809	$9,720	$8,759	$9,226

Asset Quality Ratios:
Nonperforming assets to total assets	0.87%	0.65%	0.63%	0.56%	0.57%
Nonperforming loans to total loans	0.95	0.74	0.75	0.67	0.69
Allowance for loan losses to nonperforming loans	91.65	115.94	110.90	126.98	115.13
Allowance for loan losses to total loans	0.87	0.86	0.83	0.85	0.79
Net charge-off ratio (1)	0.01	0.05	0.00	0.02	0.23

ALLOWANCE FOR LOAN LOSSES:

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
Beginning balance	$11,080	$10,779	$11,122	$10,622	$11,924
Provision (credit) for loan losses	10	460	(354)	581	(537)
Loans charged off	(46)	(159)	(3)	(97)	(767)
Recoveries	7	—	14	16	2

Ending balance	$11,051	$11,080	$10,779	$11,122	$10,622

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SELECTED AVERAGE BALANCES:

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
Average total assets	$1,484,541	$1,518,670	$1,543,985	$1,584,765	$1,611,689
Average earning assets	1,362,890	1,397,286	1,432,238	1,481,465	1,486,033
Average total loans	1,277,238	1,291,593	1,297,583	1,323,345	1,328,482
Average investment securities	64,097	73,370	98,791	112,206	110,033
Average FHLB stock	15,598	15,598	15,598	15,598	18,299
Average other earning assets	5,957	16,725	20,266	30,316	29,219
Average interest-bearing deposits	966,082	986,113	978,601	981,956	980,771
Average total borrowings	82,220	87,782	112,209	137,715	149,001
Average interest-bearing liabilities	1,048,302	1,073,895	1,090,810	1,119,671	1,129,772
Average total stockholders’ equity	301,911	308,041	310,219	325,806	326,010

SELECTED YIELDS AND COST OF FUNDS (1):

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
Average earning assets	6.38%	6.57%	6.47%	6.51%	6.37%
Average total loans	6.46	6.67	6.60	6.66	6.52
Average investment securities	6.47	5.90	5.66	5.51	5.43
Average FHLB stock	—	2.77	2.75	3.72	3.21
Average other earning assets	4.66	5.08	5.30	5.15	5.28

Average interest-bearing deposits	3.22	3.55	3.48	3.42	3.33
Average total borrowings	5.04	4.81	4.51	4.38	4.29
Average interest-bearing liabilities	3.36	3.66	3.59	3.54	3.46

Interest rate spread	3.02	2.91	2.88	2.98	2.91
Net interest margin	3.80	3.76	3.74	3.84	3.74

EARNINGS PER SHARE COMPUTATIONS:

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
Net income	$929	$2,237	$2,338	$1,651	$1,207

Average common shares outstanding	22,429,477	22,692,613	23,124,955	23,924,011	24,384,369
Less: Unearned ESOP shares	(1,728,813)	(1,753,480)	(1,777,881)	(1,802,198)	(1,826,679)
Less: Unvested restricted stock	(575,800)	(619,385)	(618,600)	(637,882)	(730,208)

Weighted average common shares outstanding	20,124,864	20,319,748	20,728,474	21,483,931	21,827,482
Plus: Dilutive common shares equivalents	—	97,765	26,049	53,611	12,994

Weighted average dilutive shares outstanding	20,124,864	20,417,513	20,754,523	21,537,542	21,840,476

Number of antidilutive stock options excluded from the diluted earnings per share calculation	1,597,400	1,576,200	1,557,500	1,301,000	1,301,000
Weighted average exercise price of anti-dilutive option shares	$17.40	$17.34	$17.36	$17.63	$17.63

Earnings per basic share	$0.05	$0.11	$0.11	$0.08	$0.06

Earnings per diluted share	$0.05	$0.11	$0.11	$0.08	$0.06

N.A. = Not Applicable

(1)	Annualized

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

The Company utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

Amortization of Intangibles Expense. The Company believes that the exclusion from its net income of expense for the amortization of the core deposit intangible assets resulting from its acquisition of Success Bancshares and University National Bank facilitates the comparison of the Company’s operating results to the Company’s historical performance and to the performance of other financial institutions with different acquisition histories. In addition, the level of amortization of core deposit intangible assets arising from an acquisition can vary significantly depending on the valuation methodology used and the interest rate environment that existed at the time of the acquisition.

Equity-based Compensation. The Company believes that the exclusion of equity-based compensation expense from its net income facilitates the comparison of the Company’s operating results to the Company’s historical performance, including the prior periods in which it operated as a mutual institution and had no stock outstanding. In addition, the Company believes that this non-GAAP measure facilitates the comparison of the Company’s performance to the performance of other financial institutions that have different or more seasoned equity-based compensation plans, including plans pursuant to which stock option awards vested prior to the effective date of SFAS No. 123R.

Visa Settlement. The Company believes that the exclusion of this one-time litigation expense due to our proportionate share of Visa litigation charges from its net income facilitates the comparison of the Company’s operating results to the Company’s historical performance

Core Return on Assets. The Company believes that adjusting the calculation of its return on assets to exclude the equity-based compensation expense, the amortization of intangibles expenses and the Visa settlement expense furthers the purposes described above. Thus, the Company calculates core return on assets by dividing net income for a period, adjusted to exclude these expenses, by its average assets for the period.

Core Return on Equity. The Company believes that adjusting the calculation of its return on equity to exclude the equity-based compensation expense, the amortization of intangibles expenses and the Visa settlement expense furthers the purposes described above. Thus, the Company calculates core return on equity by dividing average stockholders’ equity for a period by net income, adjusted to exclude these expenses, for the period.

Core Dilutive Earnings per Share. The Company believes that adjusting the calculation of its dilutive earnings per share to exclude the equity-based compensation expense, the amortization of intangibles expenses and the Visa settlement expense furthers the purposes described above. Thus, the Company calculates core dilutive earnings per share by net income, adjusted to exclude these expenses, for the period by the weighted average dilutive common shares outstanding, for the period.

Core Noninterest Expense to Average Total Assets. The Company believes that adjusting the calculation of its noninterest expense to average total assets to exclude the equity-based compensation expense, the amortization of intangibles expenses and the Visa settlement expense furthers the purposes described above. Thus, the Company calculates noninterest expense to average total assets by dividing noninterest expense, adjusted to exclude these expenses, by average total assets for the period.

Core Efficiency Ratio. The Company believes that adjusting the calculation of its efficiency ratio to exclude the equity-based compensation expense, the amortization of intangibles expenses and the Visa settlement expense furthers the purposes described above. Thus, the Company calculates core efficiency ratio by dividing noninterest expense, adjusted to exclude these expenses, by the sum of net interest income and noninterest income.

There are inherent limitations associated with the use of each of the above non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results in the future. The Company has further highlighted these and the other limitations described above by providing a reconciliation of the GAAP amounts that have been excluded from these non-GAAP financial measures.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS AND YEARS ENDED

DECEMBER 31, 2007 AND 2006

	Three months ended December 31,		Years ended December 31,
	2007	2006	2007	2006
Core Operating Income:
Net Income	$929	$1,207	$7,155	$10,046

Adjustments:
Equity-based compensation and benefits	1,219	3,542	5,084	5,377
Amortization of core deposit intangible	464	489	1,879	1,873
Visa settlement	1,240	—	1,240	—
Tax effect on adjustments assuming 39.745% tax rate	(1,162)	(1,602)	(3,260)	(2,882)

Core Operating Income	$2,690	$3,636	$12,098	$14,414

Return on assets (ratio of net income to average total assets) (1)	0.25%	0.30%	0.47%	0.61%
Core return on assets (ratio of core operating income to average total assets) (1)	0.72%	0.90%	0.79%	0.88%

Return on equity (ratio of net income to average equity) (1)	1.23%	1.48%	2.30%	3.02%
Core return on equity (ratio of core operating income to average equity) (1)	3.56%	4.46%	3.88%	4.34%

Dilutive earnings per common share	$0.05	$0.06	$0.35	$0.45
Core dilutive earnings per common share	$0.13	$0.17	$0.59	$0.64

Core Noninterest Expenses:
Noninterest Expenses	$14,311	$15,390	$52,482	$52,370
Adjustments:
Equity-based compensation and benefits	(1,219)	(3,542)	(5,084)	(5,377)
Amortization of core deposit intangible	(464)	(489)	(1,879)	(1,873)
Visa settlement	(1,240)	—	(1,240)	—

Core Noninterest Expenses	$11,388	$11,359	$44,279	$45,120

Noninterest expense to average total assets (1)	3.86%	3.82%	3.42%	3.19%
Core noninterest expense to average total assets (1)	3.07%	2.82%	2.89%	2.75%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	92.05%	93.01%	82.91%	78.04%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus noninterest income)	73.25%	68.65%	69.95%	67.24%

(1)	Annualized for the three-month periods.

FOR THE LATEST FIVE QUARTERS

	2007				2006 IVQ
	IVQ	IIIQ	IIQ	IQ
Core Operating Income:
Net Income	$929	$2,237	$2,338	$1,651	$1,207
Adjustments:
Equity-based compensation and benefits	1,219	1,311	1,294	1,261	3,542
Amortization of core deposit intangible	464	469	469	476	489
Visa settlement	1,240	—	—	—	—
Tax effect on adjustments assuming 39.745% tax rate	(1,162)	(707)	(701)	(690)	(1,602)

Core Operating Income	$2,690	$3,310	$3,400	$2,698	$3,636

Return on assets (ratio of net income to average total assets) (1)	0.25%	0.59%	0.61%	0.42%	0.30%
Core return on assets (ratio of core operating income to average total assets) (1)	0.72%	0.87%	0.88%	0.68%	0.90%

Return on equity (ratio of net income to average equity) (1)	1.23%	2.90%	3.01%	2.03%	1.48%
Core return on equity (ratio of core operating income to average equity) (1)	3.56%	4.30%	4.38%	3.31%	4.46%

Dilutive earnings per common share	$0.05	$0.11	$0.11	$0.08	$0.06
Core dilutive earnings per common share	$0.13	$0.16	$0.16	$0.13	$0.17

Core Operating Expenses:
Noninterest Expenses	$14,311	$12,383	$12,666	$13,122	$15,390
Adjustments:
Equity-based compensation and benefits	(1,219)	(1,311)	(1,294)	(1,261)	(3,542)
Amortization of core deposit intangible	(464)	(469)	(469)	(476)	(489)
Visa settlement	(1,240)	—	—	—	—

Core Noninterest Expenses	$11,388	$10,603	$10,903	$11,385	$11,359

Noninterest expense to average total assets (1)	3.86%	3.26%	3.28%	3.31%	3.82%
Core noninterest expense to average total assets (1)	3.07%	2.79%	2.82%	2.87%	2.82%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	92.05%	77.38%	80.79%	81.66%	93.01%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus noninterest income)	73.25%	66.26%	69.54%	70.85%	68.65%

(1)	Annualized for the three-month periods.